North Square Advisory Research Small Cap Value Fund
TICKER: Class I ADVGX
Summary Prospectus
February 28, 2023

Before you invest, you may want to review the North Square Advisory Research Small Cap Value Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at https://northsquareinvest.com/fund-reports-holdings/. You may also obtain this information at no cost by calling 1-855-551-5521 or by e-mail at info@northsquareinvest.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Fund is to seek long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		None
Redemption fee (as a percentage of amount redeemed)		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.70%
Distribution and service (Rule 12b-1) fees		None
Other expenses		0.54%
Shareholder servicing fee	0.07%
All other expenses[1]	0.47%
Total annual fund operating expenses[2]		1.24%
Fees waived and/or expenses reimbursed		-0.30%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		0.94%

1 “All Other Expenses” includes acquired fund fees and expenses, which are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.
2 North Square Investments, LLC (“North Square” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.94% for Class I shares. This agreement is in effect until February 28, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. North Square is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived, payments made or expenses reimbursed to the Fund for a period ending 36 months after the date of the waiver, payment or reimbursement. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I shares	$96	$364	$652	$1,474

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 107% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. The Fund considers small-capitalization companies to be companies with market capitalizations generally within the ranges of the Russell 2000 Value Total Return Index at the time of purchase. As of October 30, 2022, the market capitalization range of the Russell 2000 Value Total Return Index was between $17 million and $7.5 billion. The Fund’s investments in equity securities primarily include common stock, preferred securities and convertible securities. While the Fund invests primarily in equity securities of U.S. issuers, it may invest in securities of foreign issuers, including those in emerging markets. In keeping with the Fund’s investment objective, investments in such foreign issuers is not expected to exceed 20% of the Fund’s net assets. The Fund follows an investing style that favors value investments.

Advisory Research, Inc.’s (“ARI” or “Sub-Adviser”), the Fund's investment sub-adviser, investment process is a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The Sub-Adviser employs a four-step investment process. First, the Sub-Adviser uses a quantitative screen to identify a group of value-oriented securities. Second, the Sub-Adviser conducts a thorough fundamental analysis of each company, focusing on key balance sheet information to determine the net asset value of the company. In the third step, the Sub-Adviser analyzes the companies’ senior management and their business plans with the goal of identifying competent senior management teams that are committed to unlocking value. Finally, the portfolio management team determines whether to buy, wait or pass on those companies that have passed the first three steps. The Sub-Adviser also considers other factors including political risk, monetary policy risk, and regulatory risk when selecting foreign (non-U.S.) securities.

The Fund also may invest in American, European, and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Principal Risks of Investing
Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves risk, including the following principal risks, among others: Equity Risk, Sector Focus Risk, Market Risk, Small-Cap Company Risk, Cybersecurity Risk, Preferred Securities Risk, Convertible Securities Risk, Currency Risk, Emerging Market Risk, Value-Oriented Investment Strategies Risk, Foreign Investment Risk, and Management and Strategy Risk. Summary descriptions of these and other principal risks of investing in the Fund are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Many small-capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the Sub-Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are frequently issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.northsquareinvest.com, or by calling the Fund at 1-855-551-5521.

Effective January 11, 2022, the Fund made certain changes to its principal investment strategies, including the modification of the strategies to invest, under normal circumstances, primarily in equity securities of small capitalization companies. Prior to January 11, 2022, the Fund invested primarily in equity securities that had a record of paying dividends over at least a trailing one year period. Accordingly, the performance shown below for periods prior to January 11, 2022, is based on the Fund’s prior principal investment strategies and may not be representative of the Fund’s performance under its current principal investment strategies.

The Fund has adopted the historical performance of the Advisory Research All Cap Value Fund (the “Predecessor Fund”), a former series of Investment Managers Series Trust, as a result of a reorganization consummated after the close of business on February 21, 2020 (“Reorganization”), in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The performance information presented below for periods prior to the Reorganization reflects the performance of the Predecessor Fund. At the time of the Reorganization, the Fund and the Predecessor Fund had substantially similar investment strategies. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.
Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

40%
30%
20%
10%
0%
-10%
33.17%
6.70%
-4.91%
14.89%
19.54%
-2.58%
27.65%
-2.54%
29.87%
-12.96%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Highest Calendar Quarter Return at NAV (non-annualized)	16.61%	Quarter ended 12/31/2020
Lowest Calendar Quarter Return at NAV (non-annualized)	-29.63%	Quarter ended 03/31/2020
Prior performance is not indicative of future performance.

Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	5 Years	10 Years
Class I - Return Before Taxes	-12.96%	6.50%	9.78%
Class I - Return After Taxes on Distributions	-14.31%	3.14%	6.78%
Class I - Return After Taxes on Distributions and Sale of Fund Shares	-6.74%	4.58%	7.36%
Russell 2000 Value Total Return Index (reflects no deduction for fees, expenses or taxes)	-14.48%	4.13%	8.48%
Russell 3000 Value Total Return Index (reflects no deduction for fees, expenses or taxes)[1]	-7.98%	6.50%	10.16%
1 Effective January 11, 2022, the Russell 2000 Value Total Return Index has replaced the Russell 3000 Value Total Return Index as the Fund’s primary benchmark as the Russell 2000 Value Total Return Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser and Sub-Adviser
North Square Investments, LLC is the Fund’s investment adviser. Advisory Research, Inc. (“ARI”) is the Fund’s investment sub-adviser.
Portfolio Managers
ARI’s portfolio management team is comprised of Matthew K. Swaim, Bruce M. Zessar and Christopher R. Harvey who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Matthew K. Swaim has been a portfolio manager of the Predecessor Fund since its inception in 2009. Bruce M. Zessar became a portfolio manager of the Predecessor Fund in 2010 and Christopher R. Harvey became a portfolio manager of the Predecessor Fund in 2015.

Purchase and Sale of Fund Shares
Currently, the Fund offers Class I shares. To purchase shares of the Fund, you must invest at least the minimum amount shown in the chart below.

Minimum Investments	To Open Your Account	To Add to Your Account
Class I Shares
All Accounts	$1,000,000	None
As described below, the minimum can be waived in certain circumstances and by certain financial institutions.

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.
Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.